Dreyfus

Strategic Municipal

Bond Fund, Inc.

SEMIANNUAL REPORT May 31, 2002


                      DREYFUS STRATEGIC MUNICIPAL BOND FUND

                             PROTECTING YOUR PRIVACY

                                OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

  THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.
  The Fund collects a variety of nonpublic personal information, which may include:

    *Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

    *Information we receive from agents and service providers, such as proxy voting information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS
  PERMITTED BY LAW.

   THANK    YOU    FOR    THIS    OPPORTUNITY    TO    SERVE    YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            26   Proxy Results

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Strategic Municipal Bond Fund,
Inc., covering the six-month period from December 1, 2001 through May 31, 2002.
Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended May 31, 2002, the fund achieved a total return of 3.00% .(1) During the same period, the fund produced aggregate income dividends of $0.2802 per share, which is equal to an annualized distribution rate of 6.66%
.. (2)

We are generally pleased with the fund' s performance during the reporting period. Declining short-term interest rates early in the reporting period generally supported prices of long-term municipal bonds. The fund's focus on credit quality also benefited its performance throughout the reporting period.

What is the fund's investment approach?

The fund seeks high current income exempt from federal income tax by investing in long-term, tax-exempt municipal bonds.

In so doing, we look for bonds that we believe can provide high current income.
We strive to find such opportunities through analysis of individual bonds' structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond' s maturity and early redemption features.

Over time, many of the fund's older, higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered currently higher than average income payments.
We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund benefited from lower interest rates and a weakening economy during the reporting period. Because the September 11 terrorist attacks pushed the economy into recession, the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates through the end of 2001, driving the federal funds rate to its lowest level in 40 years. As a result, yields on municipal bonds continued to fall, and their prices generally rose. Municipal bond prices were also supported by robust investor demand, particularly from individuals seeking stable alternatives to a volatile stock market.

When the reporting period began, we had already begun to move to a relatively defensive posture in the belief that the Fed's work was nearly done. After bond prices had risen in a declining interest-rate environment, we locked in profits on securities with relatively low yields and high sensitivity to interest-rate changes. We replaced these bonds with more defensive securities that have historically held their value when the economy improves and interest rates rise

In addition, we attempted to reduce the amount of volatility in the fund's portfolio by intensifying our focus on high quality securities. As part of that effort, we reduced the fund' s exposure to the steel and airline industries, which were hit hard by the weak economy and September 11 terrorist attacks. Our security selection strategy was also designed to reduce the fund's exposure to bonds whose income may be subject to the federal Alternative Minimum Tax.

Finally, we locked in low prevailing interest rates on the fund's auction-rate preferred shares, which were first issued several years ago. By extending the maturities of the fund's auction-rate preferred shares to as long as one year, we have effectively locked in today's historically low borrowing costs.

What is the fund's current strategy?

We have generally maintained the fund's conservative security selection strategy in anticipation of a rising interest-rate environment, which we believe may begin later this year. At the same time, we have continued to focus on the long end of the maturity spectrum, where income opportunities have tended to be greatest.

We have also continued to upgrade the fund's overall credit quality. Because the yield differences among high quality and lower quality securities were relatively small at times during the reporting period, we were able to improve the fund' s credit quality without sacrificing income. In addition, we have attempted to improve the fund' s level of diversification by reducing its industrial and corporate-backed holdings in favor of income-oriented bonds backed by revenues generated by public facilities. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions evolve

June 17, 2002

(1)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID,
BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE
SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.
CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET
INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER
SHARE AT THE END OF THE PERIOD.

                                                                        The Fund
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STATEMENT OF INVESTMENTS

May 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--142.9%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

ALASKA--5.0%

Alaska Housing Finance Corporation:

   6.25%, 6/1/2035 (Insured; MBIA)                                                            7,825,000                8,234,326

   6.05%, 6/1/2039 (Insured; MBIA)                                                           12,185,000               12,628,047

ARIZONA--1.9%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co.) 5.85%, 3/1/2028                                                8,500,000                7,887,575

ARKANSAS--1.3%

Arkansas Development Finance Authority, SFMR

   6.25%, 1/1/2032                                                                            5,000,000                5,225,200

CALIFORNIA--3.2%

California Health Facilities Financing Authority,

  Health Facility Financing Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000                3,958,725

California Pollution Control Financing Authority, PCR

  (Southern California Edison Company)

   7%, 2/28/2008                                                                              5,000,000                5,104,250

Los Angeles Regional Airports
   Improvement Corporation, LR:

      (International Airport--Delta) 6.35%, 11/1/2025                                         2,750,000                2,568,115

      (Terminal Four Project) 7.50%, 12/1/2024                                                2,000,000                1,951,300

COLORADO--.9%

Colorado Health Facilities Authority, Revenue

   (American Housing Foundation 1, Inc.)
   10.25%, 12/1/2020                                                                          5,600,000  (a)           1,888,712

Northwest Parkway Public Highway Authority,
   Revenue (First Tier Subordinated)
   7.125%, 6/15/2041                                                                          2,000,000                2,049,040

CONNECTICUT--2.7%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                             11,000,000               11,190,080

DELAWARE--1.4%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center) 6.80%, 6/1/2024                                                     5,905,000                6,009,459

DISTRICT OF COLUMBIA--3.3%

District of Columbia Tobacco Settlement

   Financing Authority 6.75%, 5/15/2040                                                       7,000,000                7,191,030

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           6,520,000                6,498,354


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

FLORIDA--7.3%

Florida Housing Finance Corporation, Housing Revenue

  (Seminole Ridge Apartments)

   6%, 4/1/2041 (Collateralized; GNMA)                                                        6,415,000                6,613,095

Florida Board of Education, Capital Outlay

   10.90%, 6/1/2019                                                                          15,000,000  (b,c)        15,300,000

Orange County Health Facilities Authority, Revenue
   (Orlando Regional Healthcare System)
   6%, 10/1/2026                                                                              3,500,000                3,576,125

South Lake County Hospital District, Revenue

   (South Lake Hospital, Inc.) 5.80%, 10/1/2034                                               5,250,000                5,250,525

GEORGIA--2.3%

Private Colleges and Universities Facilities
  Authority, Revenue (Clark Atlanta University)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     8,900,000  (d)           9,672,787

IDAHO--1.3%

Idaho Housing & Finance Association, SFMR

   6.35%, 1/1/2030 (Collateralized; FNMA)                                                     2,500,000                2,609,400

Power County Industrial Development Corporation,
   SWDR (FMC Corporation Project) 6.45%, 8/1/2032                                             3,000,000                2,897,400

ILLINOIS--5.2%

Illinois Development Finance Authority, Revenue:

   (Community Rehabilitation Providers Facilities
      Acquisition Program) 6.05%, 7/1/2019                                                    5,290,000                5,127,756

   HR (Adventist Health Systems / Sunbelt)
      5.50%, 11/15/2029

Illinois Health Facilities Authority, Revenue:

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                12,000,000               12,384,000

   (Advocate Network Health Care)
      6.125%, 11/15/2022                                                                      4,000,000                4,157,520

INDIANA--4.7%

Burns Harbor Industrial Solid Waste Disposal Facilities,
   Revenue (Bethlehem Steel Corp.) 8%, 4/1/2024                                               6,000,000  (a)             468,000

Franklin Township School Building Corporporation

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  6,000,000  (d)           6,974,820

Indianapolis Airport Authority, Revenue

   (United Air Lines) 6.50%, 11/15/2031                                                      12,005,000                8,047,792

Jasper County, EDR (Georgia Pacific Corp.)

   5.60%, 4/1/2029                                                                            5,000,000                4,100,450

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--6.0%

Lake Charles Harbor and Terminal,
  District Port Facilities Revenue

   (Trunkline LNG Co.) 7.75%, 8/15/2022                                                      15,000,000               15,600,900

Parish of De Soto, Environmental Improvement
   Revenue (International Paper Co.)
   6.55%, 4/1/2019                                                                            2,900,000                2,969,281

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      4,000,000                4,035,480

   (Gulf States) 5.80%, 12/1/2015                                                             2,500,000                2,432,800

MARYLAND--.7%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.50%, 6/1/2015                                                                            5,000,000  (a)             390,000

Maryland Industrial Development Financing
   Authority, EDR (Medical Waste Associates

   Limited Partnership) 8.75%, 11/15/2010                                                     4,135,000                2,703,256

MASSACHUSETTS--1.0%

Massachusetts Health and Educational Facilities
   Authority, Revenue (Beth Israel Hospital)
   10.28%, 7/1/2025 (Insured; AMBAC)                                                          3,250,000  (b)           3,388,385

Pittsfield, SWDR (Vicon Recovery Associates)

   7.95%, 11/1/2004                                                                             865,000                  867,638

MICHIGAN--2.3%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (d)           5,933,450

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.50%, 1/1/2021                                                    4,000,000                3,893,560

MISSISSIPPI--3.1%

Lowndes County SWDR and PCR

   (Weyerhaeuser Company Project) 6.70%, 4/1/2022                                             2,000,000                2,192,800

Mississippi Business Finance Corporation, PCR

   (Systems Energy Resources, Inc.) 5.90%, 5/1/2022                                          11,070,000               10,661,849

MISSOURI--2.3%

Jackson County Industrial Development Authority,

  Health Facilities Revenue

   (Carondelet Health Corp.) 9%, 7/1/2020                                                     6,485,000                6,500,434

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 3,250,000                3,269,078


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEBRASKA--.9%

Nebraska Investment Finance Authority, SFMR

   10.149%, 3/1/2026                                                                          3,500,000  (b,c)         3,976,875

NEVADA--3.4%

Clark County, IDR

   (Southwest Gas Corporation) 6.50%, 12/1/2033                                               5,000,000                5,010,800

Washoe County (Reno-Sparks Convention) 6.40%,
   7/1/2029 (Insured; FSA, Prerefunded 1/1/2010)                                              8,000,000  (d)           9,259,120

NEW HAMPSHIRE--3.5%

New Hampshire Business Finance Authority, PCR

  (Public Service Co.):

      6%, Series D 5/1/2021 (Insured; MBIA)                                                   2,690,000                2,838,676

      6%, Series E 5/1/2021 (Insured; MBIA)                                                   6,000,000                6,356,880

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light) 5.90%, 11/1/2016                                                       5,400,000                5,510,052

NEW JERSEY--4.4%

New Jersey Economic Development Authority:

   First Mortgage Revenue (The Evergreens)
      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                4,925,000  (d)           5,140,469

   Special Facilities Revenue (Continental Airlines, Inc.):

      6.40%, 9/15/2023                                                                        7,000,000                6,268,150

      7.20%, 11/15/2030                                                                       7,000,000                6,956,880

NEW YORK--1.2%

New York State Dormitory Authority, Revenue:

   Judicial Facility Lease (Suffolk County)
      9.50%, 4/15/2014                                                                          605,000                  693,959

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,339,360

NORTH CAROLINA--.6%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,666,825

OHIO--4.0%

Cuyahoga County, HR (Metrohealth Systems)

   6.15%, 2/15/2029                                                                          10,000,000               10,243,100

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            2,400,000                2,393,232

Ohio Water Development Authority, PCR

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,000,000                4,004,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

OKLAHOMA--3.5%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000                9,442,800

Oklahoma Industries Authority,
   Health System Revenue (Obligation Group)
   5.75%, 8/15/2029 (Insured; MBIA)                                                           5,000,000                5,167,300

OREGON--1.3%

Oregon Department of Transportation

   Highway User Tax Revenue 5.50%, 11/15/2021                                                 5,080,000                5,333,289

PENNSYLVANIA--5.4%

Allegheny County Port Authority, Special Transportation
   Revenue 6.125%, 3/1/2029 (Insured; MBIA,
   Prerefunded 3/1/2009)                                                                      4,750,000  (d)           5,440,128

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric) 7.625%, 5/1/2025                                                      8,800,000                9,433,688

Pennsylvania Economic Development
   Financing Authority RRR (Northhampton

   Generating Project) 6.60%, 1/1/2019                                                        4,200,000                4,260,354

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            283,000                  286,894

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health ) 6.25%, 12/1/2018                                                         3,000,000                3,135,060

RHODE ISLAND--1.5%

Rhode Island Health & Educational Building
  Corporation Higher Educational Facilities

  (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                6,242,969

SOUTH CAROLINA--3.9%

South Carolina Medical Facilities, Hospital Facilities

   Revenue 6%, 7/1/2019                                                                       5,000,000                5,225,750

Tobacco Settlement Revenue Management Authority,

   Tobbacco Settlement Revenue 6.375%, 5/15/2028                                             11,095,000               11,122,848

TENNESSEE--3.9%

Memphis Center City Revenue Finance Corp.

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                5,973,780

Tennessee Housing Development Agency

  (Homeownership Program):

      6%, 1/1/2028                                                                            5,215,000                5,362,897

      6.40%, 7/1/2031                                                                         4,810,000                5,099,033


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------

TEXAS--19.4%

Alliance Airport Authority Inc., Special Facilities Revenue

   (American Airlines Inc. Project)
   7.50%, 12/1/2029                                                                           2,500,000                2,324,050

Austin (Convent Station) 6.70%, 1/1/2032                                                      4,250,000                4,291,608

Gregg County Health Facilities Development
   Corporation, HR (Good Shepherd Medical Center)
   6.375%, 10/1/2025                                                                          2,500,000                2,701,250

Harris County Health Facilities Development
   Corporation, HR:

      (Memorial Hermann Healthcare)
         6.375%, 6/1/2029                                                                     7,000,000                7,304,920

      (St. Luke's Episcopal Hospital)
         5.375%, 2/15/2026                                                                    5,000,000                4,862,500

Houston Airport System, Special Facilities Revenue

  (Airport Improvement Continental Airlines)

   6.125%, 7/15/2017                                                                          6,075,000                5,286,830

Katy Independent School District

   6.125%, 2/15/2032                                                                         11,360,000               12,108,851

Sabine River Authority, PCR (TXU Electric):

   6.45%, 6/1/2021                                                                            3,000,000                3,048,030

   5.50%, 5/1/2022                                                                            6,000,000                6,043,080

Springhill Courtland Heights
   Public Facility Corp. MFHR

   5.85%, 12/1/2028                                                                           6,030,000                6,017,940

Texas:

   (Veterans ) 6.00%, 12/1/2030                                                               3,935,000                4,095,627

   (Veterans Housing Assistance Program)
      6.10%, 6/1/2031                                                                         8,510,000                8,864,356

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue

   11.995%, 7/2/2024                                                                          6,000,000  (b)           6,757,500

Tomball Hospital Authority, Revenue

   6.125%, 7/1/2023                                                                           2,250,000                2,219,738

Tyler Health Facilities Development Corp., HR

   (East Texas Medical Center Regional

   Health Care System) 6.75%, 11/1/2025                                                       5,850,000                5,411,075

UTAH--1.3%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,775,000                4,866,489

   Zero Coupon 8/15/2024                                                                      1,545,000                  418,695

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--6.6%

Henrico County Industrial Development Authority,
   Revenue (Bon Secours Health Care System)
   10.174%, 8/23/2027                                                                         7,500,000  (b)           8,704,425

Virginia Housing Development Authority:

   MFHR 7.05%, 5/1/2018                                                                       9,650,000                9,855,449

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                8,976,076

WASHINGTON--6.6%

Energy Northwest, Revenue:

   Electric 9.67%, 7/1/2017                                                                  10,000,000  (b,c)        11,628,500

   (Wind Project) 6%, 7/1/2023                                                                3,500,000                3,438,225

Port Seattle Special Facilities Revenue

   (Northwest Airlines Project) 7.25%, 4/1/2030                                               2,300,000                2,139,598

Washington Higher Education Facilities Authority,
   Revenue (Whitman College) 5.875%, 10/1/2029                                               10,000,000               10,354,000

WISCONSIN--11.7%

Badger TOB Asset Securitization Corp.

   TOB Settlement Revenue 7%, 6/1/2028                                                       13,500,000               14,035,950

Wisconsin Health and Educational Facilities Authority,
   Revenue (Aurora Health Care, Inc.)
   5.60%, 2/15/2029                                                                          12,175,000               11,144,873

Wisconsin Housing and Economic Development
   Authority Homeownership Revenue:

      11.148%, 7/1/2025                                                                      10,600,000  (b,c)        11,138,162

      6.25%, 9/1/2027                                                                        12,340,000               12,742,407

WYOMING--3.9%

Sweetwater County, SWDR (FMC Corp.):

   7%, 6/1/2024                                                                               3,305,000                3,325,524

   6.90%, 9/1/2024                                                                            2,465,000                2,474,070

Wyoming Student Loan Corporation,
   Student Loan Revenue

      6.20%, 6/1/2024                                                                         5,000,000                5,220,600

      6.25%, 6/1/2029                                                                         5,000,000                5,212,950

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $605,088,449)                                                                                               598,602,190


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.2%                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--.2%

East Baton Rouge Parish, PCR, VRDN

   (Exxon Project) 1.60%                                                                        800,000  (e)             800,000

WYOMING--.0%

Uinta County, PCR, VRDN

   (Amoco Project) 1.55%                                                                        100,000  (e)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $900,000)                                                                                                       900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $605,988,449)                                                             143.1%             599,502,190

CASH AND RECEIVABLES (NET)                                                                          1.3%               5,347,027

PREFERRED STOCK, AT REDEMPTION VALUE                                                              (44.4%)           (186,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      100.0%             418,849,217


                                                                      The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LR                  Lease Revenue

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              21.4

AA                               Aa                              AA                                               23.4

A                                A                               A                                                22.2

BBB                              Baa                             BBB                                              17.8

BB                               Ba                              BB                                                7.8

B                                B                               B                                                 2.2

F-1+, F-1                        VMIG1,MIG1,P1                   SP1,A1                                             .2

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     5.0

                                                                                                                 100.0

(A) NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(B) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2002, THESE SECURITIES
AMOUNTED TO $42,043,537 OR 10.0% OF NET ASSETS.

(D) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE INVESTMENT ADVISOR TO BE OF COMPARABLE QUALITY TO
THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                           605,988,449   599,502,190

Cash                                                                     62,675

Interest receivable                                                  11,184,027

Prepaid expenses                                                        231,305

                                                                     610,980,197

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           383,911

Payable for investment securities purchased                           5,240,223

Dividends payable to preferred shareholders                             239,217

Commissions payable                                                      66,650

Accrued expenses                                                        200,979

                                                                       6,130,980

--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A, B and C, par value $.001 per share (7,440 shares issued and outstanding

  at $25,000 per share liquidation)--Note 1                         186,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    418,849,217
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value, $.001 per share
  (48,031,336 shares issued and outstanding)                             48,031

Paid-in capital                                                     447,817,858

Accumulated undistributed investment income--net                      5,159,064

Accumulated net realized gain (loss) on investments                 (27,689,477)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     (6,486,259)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        418,849,217
--------------------------------------------------------------------------------

COMMON SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      48,031,336

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              8.72

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     19,886,066

EXPENSES:

Management fee--Note 3(a)                                            1,499,836

Commission fees--Note 1                                                749,918

Administration fee--Note 3(a)                                          244,607

Professional fees                                                       36,430

Shareholders' reports                                                   33,218

Directors' fees and expenses--Note 3(b)                                 29,077

Shareholder servicing costs                                             21,440

Registration fees                                                       17,434

Custodian fees                                                           1,194

Miscellaneous                                                           18,404

TOTAL EXPENSES                                                       2,651,558

INVESTMENT INCOME--NET                                              17,234,508
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,736,678)

Net unrealized appreciation (depreciation) on investments              124,820

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,611,858)

DIVIDENDS ON PREFERRED STOCK                                        (1,666,485)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,956,165

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2002          Year Ended
                                               (Unaudited)  November 30, 2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,234,508          34,489,807

Net realized gain (loss) on investments        (3,736,678)           (634,617)

Net unrealized appreciation (depreciation)
   on investments                                 124,820           5,593,035

Dividends on Preferred Stock                   (1,666,485)         (5,551,745)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,956,165          33,896,480
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (13,452,906)        (26,833,810)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                   337,170            1,865,059

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,159,571)           8,927,729
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           420,008,788          411,081,059

END OF PERIOD                                 418,849,217          420,008,788

Undistributed investment income--net            5,159,064            2,887,833
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING
   AS A RESULT OF DIVIDENDS REINVESTED             39,069              208,342

(A) RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                      Six Months Ended
                                          May 31, 2002                                Year Ended November 30,
                                                                 -----------------------------------------------------------------
                                            (Unaudited)(a)          2001          2000          1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            8.75              8.60          8.56          9.52           9.49          9.54

Investment Operations:

Investment income--net                             .36(b)            .72           .70           .58            .60           .62

Net realized and unrealized
   gain (loss) on investments                     (.08)              .11           .06          (.90)           .05          (.01)

Dividends on Preferred Stock

   from net investment income                     (.03)             (.12)         (.16)         (.02)            --            --

Total from Investment Operations                   .25               .71           .60          (.34)           .65           .61

Distributions to
   Common Shareholders:

Dividends from investment

   income--net                                    (.28)             (.56)         (.56)         (.58)          (.62)         (.66)

Capital Stock transactions--
   net effect of Preferred
   Stock offering                                   --                --          (.00)(c)      (.04)            --            --

Net asset value, end of period                    8.72              8.75          8.60          8.56           9.52          9.49

Market value, end of period                       8.41              8.45         8 1_8       7 11_16        10 3_16        10 5_8
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                               2.86(e)          10.72         13.30        (19.36)          2.23         16.60


                                      Six Months Ended
                                          May 31, 2002                               Year Ended November 30,
                                                               -------------------------------------------------------------------
                                            (Unaudited)(a)         2001          2000           1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable
   to Comon Stock                                 1.28(f,g,h)      1.27(f,g)     1.34(f,g)       .91(f,g)       .81           .81

Ratio of net investment income
   to average net assets
   applicable to Common Stock                     8.32(f,g,h)      8.10(f,g)     8.25(f,g)      6.64(f,g)      6.26          6.55

Portfolio Turnover Rate                          17.01(e)         13.36         27.58          32.58           6.33          2.95

Asset coverage of Preferred

   Stock, end of period                            325              326           321            320             --            --
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred
   Stock, end of period
   ($ x 1,000)                                 418,849          420,009       411,081        408,958        453,893       446,152

Preferred Stock outstanding,
   end of period ($ x 1,000)(i)                186,000          186,000       186,000        186,000             --            --

(A) AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO
INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 8.29% TO 8.32%.
PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER 1,
2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTHS END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  NOT ANNUALIZED.

(F)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(G) THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .88% AND 5.75%, RESPECTIVELY,
FOR THE SIX MONTHS ENDED MAY 31, 2002, .89% AND 5.64%, RESPECTIVELY, FOR THE
YEAR ENDED NOVEMBER 30, 2001, .92% AND 5.64%, RESPECTIVELY, FOR THE YEAR ENDED
NOVEMBER 30, 2000 AND .84% AND 6.13%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER
30, 1999.

(H)  ANNUALIZED.

(I)  PREFERRED SHARES WERE ISSUED ON SPTEMBER 22, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of each of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Banker's Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS vote as a separat class on certain other matters, as required by law. The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders of Common Stock (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date, PFPC will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 30, 2002, the Board of Directors declared a cash dividend to Common Shareholders of $.0467 per share from investment income-net, payable on June 27, 2002 to Common Shareholders of record as of the close of business on June 13, 2002.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset annually for Series A and B and every 7 days for Series C. The dividend rate in effect at May 31, 2002 were as follows: Series A -2.07%, Series B -2.25% and Series C -1.50% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions    of    the

Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $23,760,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $4,499,000 of the carryover expires in fiscal 2002, $9,312,000 expires in fiscal 2003, $3,964,000 expires in fiscal 2007, $5,543,000 expires in fiscal 2008 and $442,000 expires in fiscal 2009.

The tax character of distributions paid to Common shareholders during the fiscal year ended November 30, 2001 was as follows: tax exempt income $26,833,810. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of ..50 of 1% of the value of the fund's average daily net assets. The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

monthly fee based on an annual rate of .25 of 1% of the value of the fund's average daily net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to $114,860,835 and $100,386,821, respectively.

At May 31, 2002, accumulated net unrealized depreciation on investments was $6,486,259, consisting of $22,317,014 gross unrealized appreciation and $28,803,273 gross unrealized depreciation.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

(a) As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to December 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $156,114 increase in accumulated undistributed investment income-net and a corresponding $156,114 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on November 30, 2001.

The effect of this change for the period ended May 31, 2002 was to increase net investment income by $51,786, decrease net unrealized appreciation (depreciation) by $9,028 and decrease net realized gains (losses) by $42,758. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

(b) Effective December 1, 2000, the fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities, EITF D-98 requires that preferred stock for which its redemption is outside of the fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the fund's preferred stock is outside of the control of the fund because of provisions in the fund's Articles Supplementary Creating Three Series of Auction Preferred Stock relating to compliance with rating agency guidelines. In adopting EITF D-98, the fund's net assets as of December 1, 2000 in the statement of changes in net assets is restated by excluding preferred stock valued at $186,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $1,666,485 and $5,551,745 to net assets from operations for the periods ended May 31, 2002 and November 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock was reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

                                                                        The Fund

PROXY RESULTS (Unaudited)

During the period ended May 31, 2002, shareholders of common stock and Auction Preferred Stock, voted together as a single class (except as noted) on the following proposals presented at the annual shareholders' meeting held May 10, 2002. The description of each proposal and the number of shares voted are as follows:

                                                            Shares

                                           -------------------------------------

                                                     For      Authority Withheld

                                           -------------------------------------

To elect three Class III Directors:((+))

      David W. Burke                          42,828,211                 736,910

      Hans C. Mautner                         42,831,817                 733,304

      John E. Zuccotti((+)(+))                     6,488                       9

((+))  THE TERMS OF THESE CLASS III DIRECTORS EXPIRE IN 2005.

((+)(+))  ELECTED SOLELY BY APS HOLDERS.


NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle ((+))

John E. Zuccotti ((+)

((+)) AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Treasurer

      James Windels

Executive Vice President

      Paul Disdier

Vice President

      Mark N. Jacobs

Secretary

      John B. Hammalian

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Michael A. Rosenberg

Assistant Treasurer

      Gregory S. Gruber

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND PLAN AGENT

PFPC Global Fund Services

(Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                                        The Fund

                                                           For More Information

                        Dreyfus Strategic Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent &
                        Dividend-Paying Agent,
                         Registrar and Disbursing Agent

                        PFPC Global Fund Services
                        (Common Stock)
                        101 Federal Street
                        Boston, MA 02110

(c) 2002 Dreyfus Service Corporation                                  852SA0502